Transition Agreement This Transition Agreement (the “Agreement”) by and between Cardlytics, Inc. (the “Company”) and Nicholas Lynton (“You” or “Your”) (collectively the “Parties”) is entered into and effective as of May 10, 2026 (the “Effective Date”). 1. Terms of Transition. a. At-Will Employment. The Company shall continue to employ You on an at-will basis through July 3, 2026 (the “Separation Date”). The time period from the Effective Date through the Separation Date shall be referred to herein as the “Transition Term.” During the Transition Term, either You or the Company may terminate Your employment at any time, with or without cause or notice, and in the event such a termination occurs, Your last day of employment shall be considered the Separation Date and the end of the Transition Term. While you remain employed by the Company, you shall retain the title and serve in the role of Chief Legal and Privacy Officer (“CLO”), unless a new CLO is appointed prior to your last day of employment, in which case you shall assume the title of and serve in the role of Company Advisor and no longer serve as a named executive officer of the Company. b. Transition Duties. During the Transition Term, You agree to perform duties as reasonably requested and authorized by the Company, including, but not limited to continued execution of core Chief Legal and Privacy Officer (“CLO”) responsibilities, which may include the projects outlined below (the “Transition Duties”). If instructed by the Company, You shall also refrain from performing any service or services. You agree to perform all Transition Duties faithfully, diligently, and industriously, and agree to use Your best efforts, based on the nature of Your role as CLO, to complete the Transition Duties to the satisfaction of the Company. Transition Duties may include, but are not limited to: i. Core Role Continuity - You will continue to perform the essential responsibilities of, the CLO as requested by the Company including: ● Oversight and execution of all public company legal, governance, and compliance obligations, including SEC reporting, earnings support and Board and Committee matters ● Provision of legal advice and support to the CEO, executive team and Board as required to maintain business continuity ● Management of material legal matters, external counsel and risk mitigation activities ● Maintenance of appropriate controls, processes and documentation to support ongoing operations ii. Transition and Knowledge Transfer - You will ensure an orderly transfer of responsibilities based on Your actual knowledge and using reasonable diligence, such as: ● Written overview of all active and pending legal matters including status, known material risks, stakeholders and next steps ● Detailed forward-looking calendar of key legal, governance and regulatory obligations (e.g., earnings, filings, annual meeting including required inputs and timelines ● Summary of key external relationships, scope of work and status of ongoing engagements ● Organization and transfer of relevant files, systems access and critical documentation necessary to support continuity ● Provide reasonable support to onboard and transition knowledge to any interim or permanent General Counsel, if applicable iii. Critical Business Milestones - You will support the Company in executing against key near term priorities during the Transition term, including: ● Earnings and related disclosures ● Annual shareholder meeting and requirements ● Legal needs to prepare for a reverse stock split, if applicable 2. Transition Compensation. During Your employment, the Company shall continue to pay You a salary at the gross monthly rate of thirty one thousand six hundred and sixty-six dollars ($31,666.66), subject to all applicable withholdings 1 __________ 4850-8359-4423(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

and paid in accordance with the Company’s regular payroll schedule. You shall remain eligible to participate in all health benefits plans in which You participated immediately prior to the Effective Date, subject to the terms and conditions of such plans. You shall also receive all employee benefits, including economic benefits such as matching under the Company’s 401(k) plan and full payment of Your medical premiums, that You received or could have received prior to the Effective Date. 3. Consideration. Provided You complete the entire Transition Term, ending on July 3, 2026, or are terminated by the Company prior to July 3, 2026, then following the completion of the entire Transition Term or upon Your last day of employment, as applicable, You shall have twenty-one (21) days within which to return an executed version of the Release Agreement attached as Exhibit A to the Company’s Chief People Officer, Carson Napps, via email to cnapps@cardlytics.com, and, only if You do so, and do not revoke Exhibit A, the Company shall: (a) Pay You two (2) separation payment (the “Separation Payment”) as follows:. (i) A lump-sum payment in the amount of seventy thousand three hundred twenty dollars and twenty-one cents ($70,320.21), which shall account for a pro-rated portion of Your annual bonus that would have been payable to You for the 2026 calendar year had You remained employed by the Company for the entire calendar year and shall be paid on the same date the Company pays all other such bonuses for such calendar year; and (ii) A lump-sum payment in the amount of three hundred eighty thousand dollars ($380,000.00), which shall be paid on the first Company payroll date that is at least eight (8) days after You return an executed version of the Release Agreement to the Company’s Chief People Officer, Carson Napps, at cnapps@cardlytics.com. The Separation Payments will be subject to all applicable withholdings, including taxes and Social Security; and (b) Subject to Your timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will pay the full amount of Your premiums for continued medical coverage under the Company’s group health plans for a period of twelve (12) months following your Separation Date, provided You remain eligible for COBRA coverage. The Company’s obligation to pay such premiums shall cease upon Your eligibility to participate in a group health plan sponsored by another employer. Because You will no longer be employed by the Company following the Separation Date, Your rights to any particular employee benefit will be governed by applicable law and the terms and provisions of the Company’s various employee benefit plans and arrangements. You acknowledge that the Separation Date shall be the date used in determining benefits under all Company employee benefit plans. The Company’s obligation to provide the payments and benefits set forth in Section 3(b) above shall terminate immediately if You breach any post-termination obligations to which You are subject; provided, however, that the obligations set forth in Sections 1(b) and 12 of this Agreement shall not be considered post-termination obligations. If You materially breach Sections 1(b) or 12 of this Agreement, then the payment set forth in Section 3(a)(i) above shall be reduced by twenty-five (25%). In the event You materially breach Section 1(b) above, the Company must notify You in writing of any such material breach no later than seven (7) days after the end of the Transition Term or it shall waive the right to claim that any action taken by You during the Transition Term constituted a material breach of Section 1(b). Additionally, in the event the Company terminates Your employment without Cause (as such term is defined in the Amended and Restated Separation Pay Agreement between You and the Company dated August 8, 2022 (the “Separation Pay Agreement”)) prior to July 1, 2026, upon termination of Your employment, the Company shall cause to accelerate, vest, and be distributed to You all equity in the Company that you would have received had you remained employed by the Company on July 1, 2026. 4. Release. In exchange for continuing Your employment through the Transition Term and the consideration set forth above, You release and discharge the Company1 from any and all claims or liability, whether known or unknown, arising out of any event, act or omission occurring on or before the day You sign this Agreement, including, but not limited to, claims arising out of Your employment or the cessation of Your employment, claims arising out of the Separation Pay Agreement, claims arising out of the Employment Retirement Income Security Act of 1974 (ERISA), 29 1 For purposes of Sections 3, 4, 5, and 6 of this Agreement, the term “Company” includes the Company, the Company’s parents, subsidiaries, affiliates and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans. 2 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

U.S.C. §§ 1001-1461, claims for breach of contract, tort, negligent hiring, negligent training, negligent supervision, negligent retention, employment discrimination, retaliation, or harassment, as well as any other statutory or common law claims, at law or in equity, recognized under any federal, state, or local law. You also release any claims for unpaid back pay, sick pay, vacation pay, expenses, bonuses, claims arising out of or relating to equity or other ownership interest in the Company, claims to commissions, attorneys’ fees, or any other compensation. You agree that You are not entitled to any additional payment or benefits from the Company, except as set forth in this Agreement. You further agree that You have suffered no harassment, retaliation, employment discrimination, or work-related injury or illness, and that You do not believe that this Agreement is a subterfuge to avoid disclosure of sexual harassment or gender discrimination. You acknowledge and represent that You (i) have been fully paid (including, but not limited to, any overtime to which You are entitled, if any) for hours You worked for the Company and (ii) do not claim that the Company violated or denied Your rights under the Fair Labor Standards Act. Notwithstanding the foregoing, the release of claims set forth above does not waive Your right to receive benefits under the Company’s 401(k) or pension plans, if any, that either (a) have accrued or vested prior to the Effective Date, or (b) are intended, under the terms of such plans, to survive Your separation from the Company. 5. OWBPA/ADEA Waiver. By agreeing to this provision, You release and waive any right or claim against the Company 1 arising out of Your employment or the termination of Your employment with the Company under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”), the Older Workers Benefit Protection Act, 29 U.S.C. § 621 et seq. (“OWBPA”), and the Georgia Prohibition of Age Discrimination in Employment, O.C.G.A. § 34-1-2 (such release and waiver referred to as the “Waiver”). You understand and agree that, (a) this Agreement is written in a manner that You understand; (b) You do not release or waive rights or claims that may arise after You sign this Agreement; (c) You waive rights and claims You may have had under the OWBPA and the ADEA, but only in exchange for payments and/or benefits in addition to anything of value to which You are already entitled; (d) You are advised to consult with an attorney before signing this Agreement; (e) You have twenty-one (21) calendar days (the “Offer Period”) from receipt of this Agreement to consider whether to sign it. The Parties agree the Company may revoke this offer at any time. However, if You sign before the end of the Offer Period, You acknowledge that Your decision to do so was knowing, voluntary, and not induced by fraud, misrepresentation, or a threat to withdraw, alter, or provide different terms prior to the expiration of the Offer Period. You agree that changes or revisions to this Agreement, whether material or immaterial, do not restart the running of the Offer Period; (f) You have seven (7) calendar days after signing this Agreement to revoke this Agreement (the “Revocation Period”). If You revoke, the Agreement shall not be effective or enforceable, and You shall not be entitled to the consideration set forth in this Agreement. To be effective, the revocation must be in writing and received by the Company’s Chief People Officer, Carson Napps, via email to cnapps@cardlytics.com, prior to expiration of the Revocation Period; and (g) this Waiver shall not become effective or enforceable until the Revocation Period has expired. 6. No Admission of Liability. This Agreement is not an admission of liability by the Company 1. The Company denies any liability whatsoever. You and the Company enter into this Agreement to reach a mutual agreement concerning Your separation from the Company. 7. Non-Disparagement/ Future Employment. You shall not make any disparaging or defamatory statements, whether written or oral, regarding the Company.1 You agree that the Company has no obligation to consider You for employment should You apply in the future. 8. Expense Reimbursement. You agree that, within ten (10) days of the Separation Date, You will submit a final expense reimbursement statement and supporting documentation reflecting all business expenses You incurred through the Separation Date for which You seek reimbursement, if any. The Company shall review and reimburse You for these business expenses pursuant to its regular business practice. The Company shall not reimburse You for any business expenses submitted more than ten (10) days after the Separation Date. 9. Confidentiality. You acknowledge and agree that neither You nor anyone acting on Your behalf has made or shall make any disclosures concerning the existence or terms of this Agreement to any person or entity, including, but not limited to, any representative of the media, Internet web page, social networking site, “blog,” or “chat room,” judicial or administrative agency or body, business entity, or association, except: (i) Your spouse; (ii) Your attorneys, accountants, or financial advisors; or (iii) any court or government agency pursuant to an official request by such government agency, court order, or legally enforceable subpoena. If You are contacted, served, or learn that You shall be served with a subpoena to compel Your testimony or the production of documents concerning this Agreement or Your employment with the Company, You agree to immediately notify the Company’s Chief People Officer, Carson Napps, by telephone and as 3 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

soon as possible thereafter in writing. If You disclose the existence or terms of this Agreement pursuant to sub-clauses (i) or (ii) of this paragraph, You shall inform such person or entity (a) of this confidentiality provision, and (b) to maintain the same level of confidentiality required by this provision. Any breach of this provision by such person or entity shall be considered a breach by You. You may not use this Agreement as evidence, except in a proceeding in which a breach of this Agreement is alleged. 10. Return of Company Property. You shall , on or before the date Your employment with the Company ends for any reason or at any time upon the Company’s request, return to the Company all of the Company’s property, including, but not limited to, computers, computer equipment, office equipment, mobile phone, keys, passcards, credit cards, confidential or proprietary lists (including, but not limited to, customer, supplier, licensor, and client lists), tapes, laptop computer, electronic storage device, software, computer files, marketing and sales materials, and any other property, record, document, or piece of equipment belonging to the Company. You shall not (a) retain any copies of the Company’s property, including any copies existing in electronic form, which are in Your possession, custody, or control, or (b) destroy, delete, or alter any Company property, including, but not limited to, any files stored electronically, without the Company’s prior written consent. The obligations contained in this Section shall also apply to any property which belongs to a third party, including, but not limited to, (i) any entity which is affiliated or related to the Company, or (ii) the Company’s customers, licensors, or suppliers. 11. Equity. In the event that a Change in Control (as is defined in the Company’s 2018 Equity Incentive Plan) occurs prior to October 3, 2026, then 100% of Your unvested options, restricted shares, or restricted stock units as of the Separation Date shall immediate and fully vest and become exercisable. 12. Post-Transition Advisory Availability. Following the end of the Transition Term, and through September 30, 2026, You will be available to the Company on a consultative, as-needed basis for up to ten (10) hours per month, with no carryover of unused hours from month to month. Advisory time will be scheduled by mutual agreement during reasonable business hours and will not unreasonably interfere with Your other professional or personal commitments. Such advisory support will be limited to (a) providing historical context and perspective on matters that You handled during Your employment with the Company, and (b) responding to questions related to legal, governance, disclosure or transaction matters previously handled. The parties acknowledge that such services are advisory only and do not include responsibility for ongoing legal work, execution or decision making. You will not be expected to provide legal advice, render legal opinions, or take any action that would establish an attorney-client relationship with the Company following the Separation Date. The Company acknowledges and agrees that no attorney-client relationship will be created by virtue of the performance of any advisory support and that any advisory support will not constitute legal advice or a legal opinion. The Company will use reasonable efforts to consolidate requests and provide advance notice when possible, and You will use reasonable efforts to be responsive, taking into account other commitments. 13. Attorneys’ Fees. In the event of litigation relating to this Agreement other than a challenge to the Waiver, the prevailing party shall be entitled to recover attorneys’ fees and costs of litigation, in addition to all other remedies available at law or in equity. 14. Entire Agreement. This Agreement, including Exhibit A, which is incorporated by reference, and the Employment Covenants Agreement executed by You on March 1, 2022 (the “ Prior Agreement”)(collectively, the “Agreements”) constitute the entire agreement between the Parties. The Prior Agreement is incorporated by reference, and any of Your post-termination obligations contained in the Prior Agreement shall remain in full force and effect, and shall survive cessation of Your employment. You acknowledge that Your post-termination obligations contained in the Prior Agreement are valid, enforceable, and reasonably necessary to protect the interests of the Company, and You agree to abide by such obligations. These Agreements supersede any prior communications, agreements, or understandings, whether oral or written, between the Parties arising out of or relating to Your employment and the termination of that employment, including, but not limited to, the Separation Pay Agreement. Other than this Agreement, no other representation, promise, or agreement has been made with You to cause You to sign this Agreement. Notwithstanding anything to the contrary in this Agreement, You shall have no further rights to the Separation Payment or the Bonus, as those terms are defined in the Separation Pay Agreement. 15. Non-Interference. Notwithstanding anything to the contrary set forth in this Agreement or in any other Agreement between You and the Company, nothing in this Agreement or in any other Agreement shall limit Your ability, or otherwise interfere with Your rights, to (a) file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local governmental agency or commission (each a “Government 4 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

Agency”), (b) communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, (c) receive an award for information provided to any Government Agency, or (d) engage in activity specifically protected by Section 7 of the National Labor Relations Act, or any other federal or state statute or regulation. 16. Governing Law/Consent to Jurisdiction and Venue. The laws of the State of Georgia shall govern this Agreement. If Georgia’s conflict of law rules would apply another state’s laws, the Parties agree that Georgia law shall still govern. You agree that any claim arising out of or relating to this Agreement shall solely and exclusively be (i) brought in the Superior Court of Fulton County, Georgia, or (ii) brought in or removed to the United States District Court for the Northern District of Georgia, Atlanta Division. You consent to the personal jurisdiction of the courts identified above. You waive (i) any objection to jurisdiction or venue, or (ii) any defense claiming lack of jurisdiction or venue, in any action brought in such courts. 17. Voluntary Agreement. You acknowledge the validity of this Agreement and represent that You have the legal capacity to enter into this Agreement. You acknowledge and agree You have carefully read the Agreement, know and understand the terms and conditions, including its final and binding effect, and sign it voluntarily. 18. Execution. This Agreement may be executed in one or more counterparts, including, but not limited to, facsimiles and scanned images. Each counterpart shall for all purposes be deemed to be an original, and each counterpart shall constitute this Agreement. If the terms set forth in this Agreement are acceptable, please initial each page, sign below, and return the signed original to the Company on or before the 21st day after You receive this Agreement. You understand that this Agreement can be revoked at any time prior to expiration of the Offer Period. If the Company does not revoke and does not receive a signed original on or before the 21st day after You receive this Agreement, then this offer is automatically revoked and You shall not be entitled to the consideration set forth in this Agreement. IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date. Cardlytics, Inc. By:     Its:     Date:     Nicholas Lynton      Date:     5 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B91 5/11/2026 | 9:37 AM PDTCarson Napps 5/11/2026 | 9:45 AM PDT 12ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

Exhibit A: Release Agreement [Release Agreement begins on next page.] [The Parties should only execute the Release Agreement upon expiration of the Transition Term] 6 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

Release Agreement This Release Agreement (the “Agreement”) by and between Cardlytics, Inc. (the “Company”) and Nicholas Lynton (“You” or “Your”) (collectively the “Parties”) is entered into and effective as of July 3, 2026 (the “Effective Date”). 1. Release. In exchange for the consideration set forth in the Transition Agreement between the Parties dated May 8, 2026 (the “Transition Agreement”), incorporated herein by reference, You release and discharge the Company2 from any and all claims or liability, whether known or unknown, arising out of any event, act, or omission occurring on or before the day You sign this Agreement, including, but not limited to, claims arising out of Your employment or the cessation of Your employment, claims arising out of the Amended and Restated Separation Pay Agreement between You and the Company dates August 8, 2022 (the “Separation Pay Agreement”)), claims arising out of the Employment Retirement Income Security Act of 1974 (ERISA), 29 U.S.C. §§ 1001-1461, claims for breach of contract, tort, negligent hiring, negligent training, negligent supervision, negligent retention, employment discrimination, retaliation, or harassment, as well as any other statutory or common law claims, at law or in equity, recognized under any federal, state, or local law. You also release any claims for unpaid back pay, sick pay, vacation pay, expenses, bonuses, claims arising out of or relating to equity or other ownership interest in the Company, claims to commissions, attorneys’ fees, or any other compensation. You agree that You are not entitled to any additional payment or benefits from the Company, except as set forth in the Transition Agreement. You further agree that You have suffered no harassment, retaliation, employment discrimination, or work-related injury or illness, and that You do not believe that this Agreement is a subterfuge to avoid disclosure of sexual harassment or gender discrimination. You acknowledge and represent that You (i) have been fully paid (including, but not limited to, any overtime to which You are entitled, if any) for hours You worked for the Company and (ii) do not claim that the Company violated or denied Your rights under the Fair Labor Standards Act. Notwithstanding the foregoing, the release of claims set forth above does not waive Your right to receive benefits under the Company’s 401(k) or pension plans, if any, that either (a) have accrued or vested prior to the Effective Date, or (b) are intended, under the terms of such plans, to survive Your separation from the Company. 2. OWBPA/ADEA Waiver. By agreeing to this provision, You release and waive any right or claim against the Company 1 arising out of Your employment or the termination of Your employment with the Company under the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq. (“ADEA”), the Older Workers Benefit Protection Act, 29 U.S.C. § 621 et seq. (“OWBPA”), and the Georgia Prohibition of Age Discrimination in Employment, O.C.G.A. § 34-1-2 (such release and waiver referred to as the “Waiver”). You understand and agree that, (a) this Agreement is written in a manner that You understand; (b) You do not release or waive rights or claims that may arise after You sign this Agreement; (c) You waive rights and claims You may have had under the OWBPA and the ADEA, but only in exchange for payments and/or benefits in addition to anything of value to which You are already entitled; (d) You are advised to consult with an attorney before signing this Agreement; (e) You have twenty-one (21) calendar days (the “Offer Period”) from receipt of this Agreement to consider whether to sign it. The Parties agree the Company may revoke this offer at any time. However, if You sign before the end of the Offer Period, You acknowledge that Your decision to do so was knowing, voluntary, and not induced by fraud, misrepresentation, or a threat to withdraw, alter, or provide different terms prior to the expiration of the Offer Period. You agree that changes or revisions to this Agreement, whether material or immaterial, do not restart the running of the Offer Period; (f) You have seven (7) calendar days after signing this Agreement to revoke this Agreement (the “Revocation Period”). If You revoke, the Agreement shall not be effective or enforceable, and You shall not be entitled to the consideration set forth in this Agreement. To be effective, the revocation must be in writing and received by the Company’s Chief People Officer, Carson Napps via email to cnapps@cardlytics.com, prior to expiration of the Revocation Period; and (g) this Waiver shall not become effective or enforceable until the Revocation Period has expired. 2 For purposes of Sections 1, 2, and 3 of this Agreement, the term “Company” means the Company, the Company’s parents, subsidiaries, affiliates, and all related companies, as well as each of their respective current and former officers, directors, shareholders, members, managers, employees, agents, and any other representatives, any employee benefits plan of the Company, and any fiduciary of those plans. 1 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

3. No Admission of Liability. This Release Agreement is not an admission of liability by the Company.1 The Company denies any liability whatsoever. The Company enters into this Release Agreement to reach a mutual agreement concerning Your separation from the Company. 4. Entire Agreement. This Agreement, the Transition Agreement, and the Employment Covenants Agreement executed by You on March 1, 2022 (the “Prior Agreement”)(collectively, the “Agreements”) constitute the entire agreement between the Parties. The Prior Agreement is incorporated by reference, and any of Your post-termination obligations contained in the Prior Agreement shall remain in full force and effect, and shall survive cessation of Your employment. You acknowledge that Your post-termination obligations contained in the Prior Agreement are valid, enforceable, and reasonably necessary to protect the interests of the Company, and You agree to abide by such obligations. These Agreements supersede any prior communications, agreements, or understandings, whether oral or written, between the Parties arising out of or relating to Your employment and the termination of that employment, including, but not limited to, the Separation Pay Agreement. Other than this Agreement, no other representation, promise, or agreement has been made with You to cause You to sign this Agreement. 5. Non-Interference. Notwithstanding anything to the contrary set forth in this Agreement or in any other agreement between You and the Company, nothing in this Agreement or in any other agreement shall limit Your ability, or otherwise interfere with Your rights, to (a) file a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local governmental agency or commission (each a “Government Agency”), (b) communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, (c) receive an award for information provided to any Government Agency, or (d) engage in activity specifically protected by Section 7 of the National Labor Relations Act, or any other federal or state statute or regulation 6. Governing Law/Consent to Jurisdiction and Venue. The laws of the State of Georgia shall govern this Agreement. If Georgia’s conflict of law rules would apply another state’s laws, the Parties agree that Georgia law shall still govern. You agree that any claim arising out of or relating to this Agreement shall solely and exclusively be (i) brought in the Superior Court of Fulton County, Georgia, or (ii) brought in or removed to the United States District Court for the Northern District of Georgia, Atlanta Division. You consent to the personal jurisdiction of the courts identified above. You waive (i) any objection to jurisdiction or venue, or (ii) any defense claiming lack of jurisdiction or venue, in any action brought in such courts. 7. Voluntary Agreement. You acknowledge the validity of this Agreement and represent that You have the legal capacity to enter into this Agreement. You acknowledge and agree You have carefully read the Agreement, know and understand the terms and conditions, including its final and binding effect, and sign it voluntarily. 8. Execution. This Agreement may be executed in one or more counterparts, including, but not limited to, facsimiles and scanned images. Each counterpart shall for all purposes be deemed to be an original, and each counterpart shall constitute this Agreement. If the terms set forth in this Agreement are acceptable, please initial each page, sign below, and return the signed original to the Company on or before the 21st day after You receive this Agreement. You understand that this Agreement can be revoked at any time prior to expiration of the Offer Period. If the Company does not revoke and does not receive a signed original on or before the 21st day after You receive this Agreement, then this offer is automatically revoked and You shall not be entitled to the consideration set forth in this Agreement. IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date. Cardlytics, Inc. By:     Nicholas Lynton _________________________________ 2 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A

Its:     Date:     Date:     3 __________ 4823-3033-6740(GA)(40+) Initials Docusign Envelope ID: C9769591-1791-48D2-997E-8B5B5E512B9112ADBD3B-3D63- 2B2-83B4-ECF24FA0AF2A 7/3/2026 | 10:33 AM EDTChief People Officer 7/6/2026 | 3:23 AM PDT